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                                                                    Exhibit 10.5

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT is entered into as of May 27, 2003 by and between Silicon Valley Bank ("Purchaser") and NaviSite, Inc., a Delaware corporation (the "Company").

                                    RECITALS

         A. Concurrently with the execution of this Agreement, Purchaser is acquiring from the Company a Warrant to Purchase Stock (the "Warrant") pursuant to which Purchaser has rights to acquire from the Company the Shares (as defined in the Warrant).

         B. By this Agreement, Purchaser and the Company desire to set forth the registration rights of the Shares.

                  NOW, THEREFORE, in consideration of the premises and the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

         1. Registration Rights. The Company covenants and agrees as follows:

                  1.1      Definitions. For purposes of this Section 1:

                           (a)      The term "register," "registered," and
"registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act"), and the declaration or ordering of effectiveness of such registration statement or document;

                           (b)      The term "Registrable Securities" means (i)
the Shares, and (ii) any Common Stock or other securities of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares; provided, that shares of Common Stock which are Registrable Securities shall cease to be Registrable Securities upon any public sale pursuant to an effective registration statement or Rule 144 under the Securities Act.

                           (c)      The terms "Holder" or "Holders" means
Purchaser and its qualifying transferees under subsection 1.8 hereof who hold Registrable Securities.

                           (d)      The term "SEC" means the Securities and
Exchange Commission.

                           (e)      The terms "Form S-1," "Form S-3" etc. shall
mean those forms with such designations as are required by the SEC and any successor or replacement forms adopted by the SEC.

                  1.2      Company Registration.

                           (a)      Registration. If at any time or from time to
time, the Company shall determine to register any of its securities, for its own account or the account of any of its shareholders, other than a registration on Form S-8 relating solely to employee stock option or purchase plans or on Form S-4 relating solely to an SEC Rule 145 transaction, the Company will:

                                    (i)      promptly give to each Holder
written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

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                                    (ii)     include in such registration (and
qualifications), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 15 days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in subsection 1.2(c) below.

                           (b)      Underwriting. If the registration of which
the Company gives notice is for a registered public offering involving a firm-commitment underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to subsection 1.2(a)(i). In such event the right of any Holder to registration pursuant to this subsection 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form (and not inconsistent with the terms hereof) with the underwriter or underwriters selected for such underwriting by the Company.

                           (c)      In the case of any registration of Common
Stock by the Company in a firm-commitment underwriting, if the managing underwriters give written advice to the Company that marketing factors require a limitation on the number of shares of Common Stock (or other securities convertible into or exercisable or exchangeable for Common Stock) to be offered and sold by stockholders of Company in such offering, there shall be included in the offering: (i) first, all securities proposed by Company to be sold for its account; and (ii) second, that number of shares of Common Stock, if any, requested to be included in such registration statement by Holders and by other stockholders of the Company having contractual rights to include shares in such registration, on a pro rata basis based upon the number of shares of Common Stock each Holder and each such other stockholder beneficially owns.

                  1.3 Expenses of Registration. All expenses incurred in connection with any registration, qualification or compliance pursuant to this Section , including without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company and expenses of any special audits incidental to or required by such registration (but excluding underwriting fees, discounts and commissions attributable to Registrable Securities included in such registration and the fees and expenses of separate legal counsel for the Holders, if any), shall be borne by the Company. All expenses of any registered offering not otherwise borne by the Company will be borne pro rata among the Holders, any other shareholders of the Company participating in such offering and the Company.

                  1.4 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Registration Rights Agreement, the Company will, at its expense:

                           (a)      Prepare and file with the SEC a registration
statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 120 days (the "Effective Period"); provided, that the Company shall have the right to postpone or withdraw any registration initiated pursuant to this Section 1.4 without liability to any Holder if the Company's Board of Directors determines that such postponement or withdrawal is in the best interests of the Company.

                           (b)      Prepare and file with the SEC such
amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                           (c)      Furnish to the Holders such numbers of
copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other

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documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                           (d)      Use its best efforts to register and qualify
the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                           (e)      In the event of any underwritten public
offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement provided that all other shareholders of the Company participating in such offering do the same.

                           (f)      Notify each Holder of Registrable Securities
covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  1.5      Indemnification.

                           (a)      The Company will indemnify each Holder of
Registrable Securities and each of its officers, directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act ("controlling person"), and each underwriter, if any, and each controlling person of such underwriter, with respect to which registration, qualification or compliance of Registrable Securities has been effected pursuant to this Registration Rights Agreement, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, or any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder ("Exchange Act") or any state securities law applicable to the Company or any rule or regulation promulgated any such state law and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, within a reasonable amount of time after incurred for any reasonable legal and any other reasonable expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.5(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed); and provided further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission made in reliance upon and conformity with written information furnished to the Company specifically for use therein by an instrument duly executed by such Holder.

                           (b)      Each Holder will, if Registrable Securities
held by or issuable to such Holder are included in the securities as to which such registration, qualification or compliance is being effected,

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indemnify the Company, each of its directors, officers and controlling persons, each underwriter, if any, of the Company's securities covered by such a registration statement, and each controlling person of such underwriter, and each other Holder, each of its officers, directors, partners and controlling persons, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons or underwriters for any reasonable legal or any other reasonable expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company specifically for use therein by an instrument duly executed by such Holder; provided, however, that the indemnity agreement contained in this subsection 1.5(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Holder, (which consent shall not be unreasonably withheld or delayed); and provided further, that the total amount for which any Holder shall be liable under this subsection 1.5(b) shall not in any event exceed the aggregate net proceeds received by such Holder from the sale of Registrable Securities held by such Holder in such registration.

                           (c)      Each party entitled to indemnification under
this subsection 1.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense; and provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in prejudice to the Indemnifying Party; and provided further, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                           (d)      In order to provide for just and equitable
contribution in circumstances in which the indemnification provided for in this
Section 1.5 is due in accordance with its terms but for any reason is judicially determined to be unenforceable against the Indemnifying Party or otherwise unavailable to the Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the selling Holders, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and such selling Holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement, or omission or alleged omission, of material fact related to the information supplied by the Company or such selling Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The

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Company and Holders agree that it would not be just and equitable if contribution pursuant to this Section 1.5(d) were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 1.5(d), (i) in no case shall any Holder be liable or responsible for any amount in excess of the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration; and (ii) no person adjudged guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not adjudged guilty of such fraudulent misrepresentation. Any party entitled to contribution shall, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 1.5(d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not, in the absence of actual prejudice to such party or parties, relieve it or them from such contribution obligation. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent.

                           (e)      Notwithstanding the other provisions of
Section 1.5 of this Agreement, in the event of a firm-commitment underwriting in which any Holder participates, the indemnification provisions of the executed underwriting agreement shall govern as among such Holder and the other parties thereto in lieu of the indemnification provisions of this Section.

                  1.6 Information by Holder. Any Holder or Holders of Registrable Securities included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

                  1.7 Rule 144 Reporting. With a view to making available to Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees at all times to:

                           (a)      make and keep public information available,
as those terms are understood and defined in SEC Rule 144, after 90 days after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

                           (b)      file with the SEC in a timely manner all
reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                           (c)      so long as a Holder owns any Registrable
Securities, to furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the Holder may reasonably request in complying with any rule or regulation of the SEC allowing the Holder to sell any such securities without registration.

                  1.8 Transfer of Registration Rights. Holders' rights to cause the Company to register their securities and keep information available, granted to them by the Company under subsections 1.2 and 1.7 may be assigned to a transferee or assignee of a Holder's Registrable Securities not sold to the public, provided, that the Company is given written notice by such Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

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                  1.9      Market "Stand-Off." At all times prior to the
termination fo the Company's registration obligations with respect to Registrable Securities pursuant to Section 2.9 below, each Holder agrees, if requested in writing by the Company and the managing underwriter, not to sell, assign, donate, pledge, encumber, hypothecate, grant an option to, or otherwise transfer or dispose of, whether in privately negotiated or open market transactions, any Common Stock or other securities of the Company held by it during a period not to exceed one hundred eighty (180) days following the effective date of any registration statement (except to the extent of such Holder's participation in such registration) effected in connection with an underwritten offering and sale by the Company of Common Stock or other securities for its own account, provided that all officers, directors and key employees of the Company, and all holders of contractual registration rights with the Company, shall also enter into similar agreements. Such agreement shall be in writing in form and substance reasonably satisfactory to the Company and such managing underwriter. The Company may impose stop-transfer instructions with respect to the shares subject to the foregoing restrictions until the end of said 180-day period.

         2.       General.

                  2.1 Waivers and Amendments. With the written consent of the record or beneficial holders of at least a majority of the Registrable Securities, the obligations of the Company and the rights of the Holders of the Registrable Securities under this agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such modification, amendment or waiver shall reduce the aforesaid percentage of Registrable Securities without the consent of all of the Holders of the Registrable Securities. Upon the effectuation of each such waiver, consent, agreement of amendment or modification, the Company shall promptly give written notice thereof to the record holders of the Registrable Securities who have not previously consented thereto in writing. This Agreement or any provision hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this subsection 2.1.

                  2.2 Governing Law. This Agreement shall be governed in all respects by the laws of the Commonwealth of Massachusetts as such laws are applied to agreements between Massachusetts residents entered into and to be performed entirely within Massachusetts.

                  2.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

                  2.4 Entire Agreement. Except as set forth below, this Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

                  2.5 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, certified or registered mail, return receipt requested, addressed (a) if to Holder, at such Holder's address(es) as set forth below, or at such other address(es) as such Holder shall have furnished to the Company in writing, or (b) if to the Company, at the Company's address set forth below, or at such other address as the Company shall have furnished to the Holder in writing.

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                  2.6      Severability. In case any provision of this Agreement
shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement or any provision of the other Agreement s shall not in any way be affected or impaired thereby.

                  2.7 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                  2.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  2.9 Termination of Rights. The Company's obligations herein to register Registrable Securities shall terminate on the earlier to occur of (i) the date on which all Registrable Securities held by all Holders in the aggregate may be publicly re-sold without restriction in any three-month period pursuant to Rule 144 under the Securities Act, or (ii) May 26, 2008.

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         IN WITNESS WHEREOF, the parties have caused this Registration Rights
Agreement to be executed by their duly authorized representatives as of the date first above written.

PURCHASER                                        COMPANY

SILICON VALLEY BANK                              NAVISITE, INC.

By:  /s/ David Reich                             By:  /s/ Jim Pluntze
    -------------------------------                  ---------------------------
Name:  David Reich                               Name:  Jim Pluntze
      -----------------------------                    -------------------------
            (print)                                         (print)
Title:  Vice President                           Title:  Chief Financial Officer
       ----------------------------                     ------------------------
Address: __________________________              Address: ______________________
        ___________________________                      _______________________
        ___________________________                      _______________________

copy to:  Silicon Valley Bank
          Treasury Department
          3003 Tasman Drive, HA 200
          Santa Clara, CA 95054

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